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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      January 5, 1998


                           GTE SOUTHWEST INCORPORATED

             (Exact name of registrant as specified in its charter)

   Delaware                         1-7077                        75-0573444

  (State or other                 (Commission                   (IRS Employer
  jurisdiction of                 File Number)               Identification No.)
  incorporation)


  600 Hidden Ridge, HQE04B12 - Irving, Texas            75038

   (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code 972-718-5600
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                           GTE SOUTHWEST INCORPORATED

                                    FORM 8-K

                              ITEM OF INFORMATION



ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

 1.1 - Revised Form of Purchase Agreement, including Standard Purchase Agreement Provisions (January 1998 Edition), pertaining to Registration Statement on Form S-3 (File No. 33-64795) (to be first used on or about January 7, 1998).

 4.4 - Form of Second Supplemental Indenture to the Indenture dated as of November 15, 1993, as amended, between GTE Southwest Incorporated and The Bank of New York, as successor trustee to NationsBank of Georgia, National Association, as Trustee, to be dated as of January 1, 1998.

 4.5  -  Form of New Debenture pertaining to Registration Statement on Form
         S-3 (File No. 33-64795) (to be first used on or about January 7, 1998).

 5    -  Opinion and consent of William G. Mundy, Esq.

 26.1 - Revised Form of Invitation for Bids pertaining to Registration Statement on Form S-3 (File No. 33-64795).
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GTE SOUTHWEST INCORPORATED
                                           (Registrant)



Date:  January 5, 1998              BY  GREGORY D. JACOBSON
                                        GREGORY D. JACOBSON
                                            Treasurer